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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 August 3, 1998



                           RIGGS NATIONAL CORPORATION
                  --------------------------------------------
               (Exact name of Registrant as specified in Charter)



           Delaware                   0-9756                 52-1217953
           --------                   ------                 ----------
   (State or Other Jurisdiction    (Commission            (IRS Employer
       of Incorporation)           File Number)        Identification Number)



   1503 Pennsylvania Avenue, N.W., Washington, D.C.           20005
   ------------------------------------------------           -----
      (Address of Principal Executive Offices)              (Zip Code)



      Registrant's telephone number, including area code: (301) 887-6000
                                                          --------------

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Item 5.     Other Events
------------------------

         On August 3, 1998, Riggs National Corporation announced the redemption of its 4 million shares outstanding of $100 million, 10.75% Noncumulative Perpetual Series B Preferred Stock, on October 1, 1998.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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(c)      The following exhibit is filed as part of this Form 8-K.

         Exhibit No.       Description
         -----------------------------
                  99       Press release, dated August 3, 1998.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:      August 3, 1998                            /s/ JOHN L. DAVIS
           --------------                   ---------------------------------
                                                        John L. Davis
                                                   Chief Financial Officer
                                                  (Principal Financial and
                                                      Accounting Officer)


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Index To Exhibits
-----------------

Exhibit No.                            Description
-----------                            -----------
    99 Press release issued August 3, 1998, relating to Riggs National Corporation's announcement of the redemption of its 4 million shares outstanding of $100 million 10.75% Noncumulative Perpetual Series B Preferred Stock, on October 1, 1998.